SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1997
                    FRANKLIN MICROCAP VALUE FUND
                    FRANKLIN VALUE INVESTORS TRUST
           DATED DECEMBER 12, 1995 AS AMENDED DECEMBER 1, 1996

I. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts" is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

January 1, 1997